1st Quarter 2014
Earnings Conference Call

April 24, 2014


www.fcx.com
FCX
LISTED
NYSE

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalent (BOE), operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, oil and gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, debt reduction and share purchases. The words "anticipates," "may," "can," "plans," "believes," "potential," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of FCX's Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, drilling results, the outcome of ongoing discussions with the Indonesian government regarding PT-FI's Contract of Work and the impact of the January 2014 regulations on PT-FI's exports and export duties, the potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather- and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks, and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which FCX's forward-looking statements are based are likely to change after its forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may or may not be able to control. Further, FCX may make changes to its business plans that could or will affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in FCX's assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

The SEC requires companies with significant oil and gas producing activities to disclose, in their filings with the SEC, proved oil and gas reserves that have been demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC also permits the disclosure of probable and possible oil and gas reserves, as such terms are defined by the SEC. FCX uses certain phrases and terms in this presentation, such as "net resource potential," which the SEC's rules prohibit FCX from including in its filings with the SEC. "Net resource potential" does not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and is therefore not indicative of expected future resource recovery and should not be relied upon.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs and cash operating margin, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 1Q 2014 press release, which are available on FCX's website, "www.fcx.com."

"Strength in Resources"

2013 Annual Report Highlights


STRENGTH IN RESOURCES
2013 Annual Report
FREEPORT-MCMORAN

- Long-Lived, Geographically Diverse Natural Resources Base
  - Premier Portfolio of Global Mining Assets
  - High-Quality, U.S.-Based Oil & Gas Assets
- Strong Margins and Cash Flows
- Growing Production Profile
- Attractive Exploration Leverage
- Financially Strong
- Environmentally Responsible
- Experienced Team

1Q14 Highlights

Focused on Execution

- **Solid Performance from Mining Operations in the Americas and Africa**
  - Restricted Sales from Indonesia by Government Export Regulations
- **Meaningful Contribution from O&G Business**
- **Advanced Important Projects for Profitable Future Growth**
  - Morenci Expansion – Expect Commissioning/Startup in 2Q 2014
  - Cerro Verde Expansion – Construction in Progress – 2016 Startup
  - Lucius Development (Deepwater GOM) – First Oil Expected in 2H 2014
  - Highlander (Onshore South LA) – Positive Exploratory Results; Completion Underway

Financial Highlights

Sales Data	1Q14	1Q13 [(1)]
Copper		
Consolidated Volumes (mm lbs)	871	954
Average Realization (per lb)	$3.14	$3.51
Site Production & Delivery Unit Costs (per lb)	$1.89	$1.94
Unit Net Cash Costs (per lb)	$1.54	$1.57
Gold		
Consolidated Volumes (000's ozs)	187	214
Average Realization (per oz)	$1,300	$1,606
Oil Equivalents		
Consolidated Volumes (MMBOE)	16.1	
Realized Revenues (per BOE) [(2)]	$77.22	
Cash Production Costs (per BOE)	$18.51	

Financial Results *(in billions, except per share amounts)*	1Q14	1Q13 [(1)]
Revenues	$5.0	$4.6
Net Income Attributable to Common Stock	$0.5 [(3)]	$0.6
Diluted Earnings Per Share	$0.49 [(3)]	$0.68
Operating Cash Flows [(4)]	$1.2	$0.8
Capital Expenditures	$1.6	$0.8
Total Debt	$20.9	$10.1
Consolidated Cash	$1.4	$9.6

(1) Results for 1Q 2013 do not include FM O&G.
(2) Realized revenues per BOE exclude noncash mark-to-market adjustments on oil and gas derivative contracts.
(3) Includes net noncash mark-to-market gains associated with oil and gas derivative contracts totaling $9 million in 1Q14 ($0.01/share).
(4) Includes working capital uses and changes in other tax payments of $377 million in 1Q14 and $430 million in 1Q13.

Current PT-FI Operating Status

- No Export Shipments Since Mid-January
- Aligning Current Production Levels with PT Smelting Operations
  - Mill Operating at Half Capacity
  - 1Q14 Impact: Deferred Sales of 125mm lbs Copper and 140,000 ozs Gold
  - Negative Financial Impacts to Both FCX and Government
- Prioritizing DOZ Mine, Lower Grade Material & Stripping in Grasberg Open Pit and Maintenance Activities
- Working with Government to Reach Prompt Resolution
  - PT-FI Willing to Develop Additional Smelting Capacity in Indonesia with Financial Incentives from Government
  - Working with Potential Partners
  - Current Outlook Based on Resumption of Exports in May 2014
  - Delays in Obtaining Approvals Would Result in Monthly Deferral of 50mm lbs Copper and 80,000 ozs Gold
- Contingency Plans for Significant Cost and CAPEX Reductions, if Necessary

Long-term Positive Partnership with Indonesia

- Successful Operations for Over 40 Years
- Contributed Over $60 Billion to National GDP in Total Since 1992
- Currently Over 90% of Local GDP, ~40% of Papua GDP and 0.8% of National GDP (1)
- Largest Private Employer in Papua (~30,000) and One of the Largest Taxpayers in Indonesia
- Developed Country's Only Existing Copper Smelter
- Over $10 Billion Invested to Date with $15 Billion in Additional Investments Planned
- Contributed 1% of Revenues to Local Community through the *"Freeport Partnership Fund for Community Development."* Over $600 Million Since Inception (1996) Through 2013
- Committed to a Positive Long-term Partnership for Benefit of All Stakeholders

GOI Direct Benefits Last 5 Years (2009 – 2013) (2)

($ in billions)


Taxes
$5.8
$0.6
$0.7
Dividends to GOI
Royalties

Total: $7.1 Billion

(1) Per 2013 LPEM-FEUI studies
(2) Under current Contract of Work, Government of Indonesia receives more than 50% of financial benefits of operations

Copper Market Commentary

- Fundamental Demand in China Remains Healthy
  - Supported by Consumer and Infrastructure Investment
  - Scarcity of Scrap and Cathode Exports Creating Tightness in Domestic Market
- U.S. Demand Improving
  - Consumer Confidence at a 6-Year High
  - Automotive and Construction Key Drivers After Harsh Winter
- Europe Recovering from a Low Base
- Cathode Market Remains Tight Globally
  - Exchange and Consumer Stocks Are Historically Low
  - Scrap Availability Very Tight
- Future Outlook Supported by Positive Fundamentals



Quarterly Mining Operating Summary

1Q14 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.88	$1.50	$3.33 (1)	$1.48	$1.89 (1)
By-Product Credits	(0.22)	(0.25)	(2.15)	(0.66)	(0.52)
Treatment Charges	0.13	0.17	0.24	-	0.15
Royalties	-	-	0.11	0.07	0.02
Unit Net Cash Costs	**$1.79**	**$1.42**	**$1.53**	**$0.89**	**$1.54**

Sales From Mines for 1Q14 & 1Q13 by Region


North America
371
353
Cu
mm lbs
27 (2)
25 (2)
Mo
mm lbs
1Q14 1Q13 1Q14 1Q13
South America(3)
307
285
1Q14 1Q13
Indonesia(4)
109
198
162
191
Au
000 ozs
1Q14 1Q13 1Q14 1Q13
Africa(5)
84
118
1Q14 1Q13

(1) Indonesia and consolidated 1Q 2014 unit costs exclude 49¢/lb and 6¢/lb, respectively, for fixed costs charged directly to cost of sales as a result of the impact of export restrictions on PT-FI's operating rates.
(2) Includes 3mm lbs in 1Q14 and 2mm lbs in 1Q13 from South America.
(3) Gold sales totaled 23k ozs in 1Q14 and 21k ozs in 1Q13. Silver sales totaled 796k ozs in 1Q14 and 988k ozs in 1Q13.
(4) Silver sales totaled 333k ozs in 1Q14 and 563k ozs in 1Q13.
(5) Cobalt sales totaled 8mm lbs in 1Q14 and 6mm lbs in 1Q13.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 1Q14 press release, which is available on FCX's website.



Brownfield Development Projects

Cerro Verde Mill Expansion

$4.6 billion

- Commenced construction in 1Q13
- Achievement of substantial earthworks; initiating steel erection
- Completion expected in 2016
- Expected to add 600 mm lbs of Cu per annum
- $1.9 billion incurred to-date*


Concentrator Site


Steel Erection


Fine Ore Bins


Substation

Morenci Mill Expansion

$1.6 billion

- Construction in advanced stage
- Commissioning & start-up expected in 2Q14
- Expected to add 225 mm lbs of Cu per annum
- $1.3 billion incurred to-date*


Hydraulic Roll Crusher


Ball Mill


Buildings & Conveyors


Thickeners

+1 billion pounds** per annum increase by 2016

- ***Proven Technology***
- ***Capital efficiency***
- ***Higher risk-adjusted returns than greenfield***

** as of 3/31/2014*
*** includes incremental production from Tenke expansion completed in 2013*

Portfolio of World Scale Mines

Positive Exploration Results – "Big Mines Get Bigger"

Mines with Potential Capacity for 1 billion lbs of copper per annum*


Morenci
Grasberg
Tenke
Fungurume
Cerro Verde
El Abra

* Grasberg capable of producing over 1 bln lbs/annum, Morenci (100%) & Cerro Verde in development to produce 1 bln lbs/annum and El Abra & Tenke have potential to produce 1 bln lbs/annum

Strong Brent & LLS Crude Oil Pricing

Over 90% of FCX's 1Q14 O&G Revenues are from Oil/NGLs*


Brent and LLS Pricing per Bbl
$150
$125
$100
$75
$50
$25
$0
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13

	June '13	3Q13	4Q13	2013**	1Q14
Brent Average ($/bbl)	$103	$110	$109	$109	$108
LLS Average ($/bbl)	$104	$110	$101	$105	$104
FM O&G Realization ($/bbl before Hedges)	$97	$106	$94	$100	$ 99
Differential to Brent	94%	97%	86%	92%	91%

Source: Bloomberg
** Excluding the impact of derivative instruments*
*** 2013 is for period June 1, 2013, through December 31, 2013.*

Oil & Gas Operating Assets

1Q 2014 Cash Operating Margin: $0.9 Billion ($59/BOE)

California

- Long Established Oil Production History
- Strong Margins and Cash Flows
- Brent Based Pricing
- Activities Focused on Maintaining Stable Production

Eagle Ford

- Large Oil/Liquids Rich Resource
- Flexible Structure
- LLS Based Pricing
- Near-term: Managing for Cash Flows

Margin Contribution


California
19%
GOM
46%
Eagle Ford
32%
Haynesville/
Other
3%

GOM Deepwater

- Significant Current Production with Upside
- Large Scale Infrastructure
- HLS Based Pricing
- Lucius Development - First Production Expected in 2H14
- Production Expected to More Than Double Over Next 5 Years

Haynesville

- Significant Gas Resource (~5 Tcfe)
- Preserving Rights for Long-term Development Potential

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts and cash production costs exclude accretion and other costs. For a reconciliation of realized revenues and cash production costs to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 1Q14 press release, which is available on FCX's website.

Quarterly Oil & Gas Operating Summary

1Q 2014 Oil & Gas Margins by Region

Operating Margin	California	Eagle Ford	Haynesville/ Madden/ Other	GOM	Consolidated
Realized Revenue per BOE	$91.76	$81.78	$30.35	$87.35	$77.22
Cash Production Costs per BOE	36.53	12.75	11.34	14.42	18.51
Cash Operating Margin per BOE	$55.23	$69.03	$19.01	$72.93	$58.71

1Q 2014 Oil & Gas Sales by Region


California
39
Oil
MBOE/D
Includes ~ 6 MMcf/d of natural gas
Eagle Ford
46
44
Includes ~ 6 MBbls/d of NGLs
Haynesville/ Madden/Other
103
Gas
MMCFE/D
Includes ~2 MMcfe/d of Liquids
GOM
59
65
Gas
MMCF/D
Includes ~ 6 MBbls/d of NGLs and ~12 MBOE/d for Shelf

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts and cash production costs exclude accretion and other costs. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 1Q14 press release, which is available on FCX's website.

2014 Central GOM Lease Sale

- **$330 Million in Total High Bids**
  - **20 Blocks**
  - **~106,000 Gross Acres**
- **Blocks Are Strategic and Complementary to FM O&G's Existing Acreage**
- **Primarily Focused on High-Impact, Drillable Targets in the Mississippi Canyon, Atwater Valley & Green Canyon Areas**

Total Net Unrisked Resource Potential: 1.1 Billion BOE


Louisiana
Ram Powell
Marlin
Viosca Knoll
Horn Mountain
Mississippi Canyon
Green Canyon
Holstein
Atwater Valley
Walker Ridge
FM O&G Leases
FM O&G High Bids

Note: Subject to BOEM approval, FM O&G expects to be notified and designated as the operator of these blocks by 3Q14.

Deepwater Gulf of Mexico

Before Lease Sale, Deepwater Leasehold ~450,000 Net Acres with Total Net Unrisked Resource Potential of 3.8 Billion BOE*

Holstein



Capacity ~12% Utilization
- 113,500 BOPD
- 142,300 MCFD

Truss SPAR

Water Depth: 4,300 ft.

Marlin



Capacity ~40% Utilization
- 60,000 BOPD
- 235,000 MCFD

Tension Leg Platform: Dry Tree & Subsea Production

Water Depth: 3,240 ft.

Horn Mountain



Capacity ~12% Utilization
- 75,000 BOPD
- 72,000 MCFD

Truss SPAR

Water Depth: 5,400 ft.

** Also includes net resource potential for Lucius and other Deepwater exploration and development prospects*

Lucius – Deepwater GOM Development Project


THIALF
THIALF



- World Class Reservoir Quality and Deliverability
- Development on Track; Production Anticipated in 2H 2014
- Topside Facilities Lifted into Place in 1Q14
- Subsea Infrastructure Currently Being Installed
- 82 MMBOE Net Resource Potential
- Processing Capacity
  - 80,000 BOPD
  - 450,000 MCFD
- FM O&G 23.33% WI

Inboard Lower Tertiary/ Cretaceous Activities

Industry Leader in Emerging New Trend


LOUISIANA
Cretaceous Tuscaloosa Trend
50 mi
Farthest Gate West
Lineham Creek
Highlander
England
Davy Jones
Blackbeard
Exploration
Development Assets

Favorable Reservoir Characteristics


Highlander Discovery
Judge Digby Field Type Log
Tusc 1
Tusc 2
Tusc 3
Gross Pay

- **Highlander - Positive Results; Completion in Progress**
- **2014 Production Tests**
  - Davy Jones #2 (75% WI)
  - Highlander (72% WI)
  - Blackbeard West #2 (92% WI)
- **Extensive Inventory of Large, High-Quality Prospects**
- **2.5 Billion BOE Net Resource Potential for Initial Program**

2014e Outlook

Sales Outlook

- Copper[1]: 4.3 Billion lbs.
- Gold[1]: 1.6 Million ozs.
- Molybdenum: 97 Million lbs.
- Oil Equivalents[2]: 64.2 MMBOE (~70% Oil)

Unit Cost

- $1.41/lb[3] of Copper
- $19/BOE

Operating Cash Flows [4]

- ~$7.7 Billion (@$3.00/lb Copper for 2Q – 4Q 2014)
- Each 10¢/lb Change in Copper in Remainder of 2014 = $275 Million

Capital Expenditures

- $7.1 Billion
  - $4.1 Billion for Mining
  - $3.0 Billion for Oil & Gas

(1) Cu/Au sales estimates assume resumption of exports from PT-FI beginning in May 2014. FCX will update its outlook as export approvals are obtained.
(2) Includes 45.3 MMBbls of crude oil, 90.2 Bcf of natural gas and 3.8 MMBbls of NGLs.
(3) Assumes average prices of $1,300/oz gold and $10/lb molybdenum for the remainder of 2014; 2Q 2014e net cash costs expected to approximate $1.58/lb.
(4) Includes $0.1 billion in net working capital sources and changes in other tax payments. Assumes average prices of $1,300/oz gold, $10/lb molybdenum and $105/bbl for Brent crude oil for the remainder of 2014; each $100/oz change in gold would have an approximate $120 MM impact, each $2.00/lb change in molybdenum would have an approximate $85 MM impact, and each $5/bbl change in oil above $100/bbl would have an approximate $100 mm impact.
e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)


6
4
2
0
4.1
4.3*
5.0
5.7
2013
2014e
2015e
2016e

Note: Consolidated copper sales include 795 mm lbs in 2013, 770 mm lbs in 2014e, 850 mm lbs in 2015e and 1,100 mm lbs in 2016e for noncontrolling interest; excludes purchased copper.

* Cu/Au sales estimates assume resumption of exports from PT-FI beginning May 2014. FCX will update its outlook as export approvals are obtained.

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)


3
2
1
0
1.2
1.6*
1.4
3.0
2013
2014e
2015e
2016e

Note: Consolidated gold sales include 123k ozs in 2013, 160k ozs in 2014e, 140k ozs in 2015e and 290k ozs in 2016e for noncontrolling interest.

Molybdenum Sales (million lbs)


100
75
50
25
0
93
97
96
100
2013
2014e
2015e
2016e

Oil & Gas Sales (MMBOE)


75
50
25
0
38.1
64
68
78
2013
2014e
2015e
2016e

Note: 2013 is for period June 1, 2013, through December 31, 2013.

2014e Quarterly Sales

Copper Sales (billion lbs)*


1,250
1,000
750
500
250
0
871
1,075
1,190
1,165
1Q14
2Q14e
3Q14e
4Q14e

Note: Consolidated copper sales include approximately 167 mm lbs in 1Q14, 200 mm lbs in 2Q14e, 203 mm lbs in 3Q14e and 200 mm lbs in 4Q14e for noncontrolling interest; excludes purchased copper.

* Cu/Au sales estimates assume resumption of exports from PT-FI beginning May 2014. FCX will update its outlook as export approvals are obtained.

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)*


700
525
350
175
0
187
320
645
450
1Q14
2Q14e
3Q14e
4Q14e

Note: Consolidated gold sales include approximately 20k ozs in 1Q14, 30k ozs in 2Q14e, 65k ozs in 3Q14e and 45k ozs in 4Q14e for noncontrolling interest.

Molybdenum Sales (million lbs)


30
20
10
0
27
24
23
23
1Q14
2Q14e
3Q14e
4Q14e

Oil & Gas Sales (MMBOE)


20
15
10
5
0
16.1
15.2
16.0
16.8
1Q14
2Q14e
3Q14e
4Q14e

2014e Operating Estimates

2014e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia(2)	Africa	Consolidated(2)
Cash Unit Costs (1)					
Site Production & Delivery (3)	$1.84	$1.61	$2.46	$1.54	$1.88
By-product Credits	(0.21)	(0.24)	(2.13)	(0.39)	(0.65)
Treatment Charges	0.12	0.18	0.25	-	0.15
Royalties	-	-	0.12	0.07	0.03
Unit Net Cash Costs	$1.75	$1.55	$0.70	$1.22	$1.41

2014e Sales by Region


North America
1,720
Cu
mm lbs
97(4)
Mo
mm lbs
South America
1,210
90(5)
Au
000's ozs
Indonesia (2)
930
1.5
Au
mm ozs
Africa
440
30
Co
mm lbs

(1) Estimates assume average prices of $3.00/lb for copper, $1,300/oz for gold, $10/lb for molybdenum and $12/lb for cobalt for the remainder of 2014. Quarterly unit costs will vary significantly with quarterly metal sales volumes. In 2Q14, site production and delivery costs are expected to average $1.93/lb and unit net cash costs are expected to average $1.58/lb. Unit consolidated net cash costs for 2014 would change by ~$0.017/lb for each $50/oz change in gold and $0.015/lb for each $2/lb change in molybdenum.

(2) Cu/Au sales estimates assume resumption of exports from PT-FI beginning May 2014. FCX will update its outlook as export approvals are obtained.

(3) Production costs include profit sharing in South America and severance taxes in North America.

(4) Includes molybdenum produced in South America.

(5) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,200 Gold, $10 Molybdenum & $105 Oil)


(US$ billions)
$20
$15
$10
$5
$0
2015e/2016e
Average
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,200 Gold, $10 Molybdenum & $105 Oil)


(US$ billions)
$15
$10
$5
$0
2015e/2016e
Average
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Note: For 2015e/2016e average, each $50/oz change in gold approximates $100 million to EBITDA and $60 million to operating cash flow; each $1.00/lb change in molybdenum approximates $90 million to EBITDA and $70 million to operating cash flow; each $5.00/bbl change in oil approximates $200 million to EBITDA and $165 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.
e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

	2015e/2016e	
Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$525	$375
Molybdenum: +/- $1.00/lb	$90	$70
Gold: +/- $50/ounce	$100	$60
Oil Sales: +/- $5/bbl [(1)]	$245	$200
Oil Sales Net of Diesel Costs:[(1,2)] +/- $5/bbl	$200	$165
Natural Gas: +/- $0.50/Mcf	$55	$45
Currencies:[(3)] +/- 10%	$190	$140

(1) Oil sales sensitivity calculated using base Brent price assumption of $105/bbl in 2015 and 2016.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 575 Chilean peso, 11,500 Indonesian rupiah, $0.90 Australian dollar, $1.38 Euro, 2.85 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2015e/2016e averages. Operating cash flow amounts exclude working capital changes. For 2014 sensitivities see footnote 4 on slide 19.
e = estimate. See Cautionary Statement.

Capital Expenditures (1)


(US$ billions)
$8
$6
$4
$2
$0
$7.1
$7.3
$6.6
Oil & Gas
3.0
3.5
4.0
Major Projects
3.1(2)
2.6
1.4
Other Mining
1.0
1.2
1.2
TOTAL MINING
4.1
3.8
2.6
2014e
2015e
2016e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion, Morenci mill expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Committed to Balance Sheet Management

Strong Track Record

- Debt Targeted at $12 Billion by YE 2016
- Anticipate Continuing Current Common Stock Dividend: $1.25/Share per Annum
- Large Resource Base with Strong Cash Flows and Capital Discipline
- Review of Divestitures/ Monetizations Ongoing
- Prepared to Respond to Varying Market Conditions
- Seek Opportunities to Repay or Refinance Higher Cost Debt Assumed in Acquisitions

3/31/2014 Balances

($ in bns)


$20.2
$18.8
Total Debt*
Net Debt*

	Total Debt*	Net Debt*
Debt/EBITDA (LTM PF)*	*2.1x*	*1.9x*

Average Interest Cost: 4.2%

**Excludes fair value adjustments of $635 mm*

Summary

A Strong & Focused Organization

Maximize Total Shareholder Returns

Strong Management of the Base

- Operational Excellence
- Achieve Production Targets
- Effective Cost and Capital Management
- Manage HS&E and Other Inherent Risks

Return Driven Growth

- Prioritize Highest Value Opportunities
- Evaluate Best Uses of Cash
- Scalable, Long-lived, Low-Cost Assets
- Strong Execution

Protect the Balance Sheet

Strong Cash Dividends

Reference Slides



2014e Oil & Gas Operating Estimates


California
Madden & Haynesville
Gulf of Mexico
Eagle Ford

Operating Cost: $34/bbl
Pricing: Brent Based

Operating Cost: $2/Mcfe
Pricing: NYMEX

Operating Cost: $14/bbl
Pricing: LLS

Operating Cost: $16/bbl
Pricing: HLS/NYMEX

2014e Oil & Gas Sales by Region


California
40
Oil
MBOE/D
Eagle Ford
34
36
Haynesville/ Madden/Other
113
Gas
MMCFE/D
GOM
61.5
94
Gas
MMCF/D

Includes ~ 7 MMcf/d of natural gas

Includes ~ 4 MBbls/d of NGLs

Includes ~3 MMcfe/d of Liquids

Includes ~ 6 MBbls/d of NGLs and GOM Shelf production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $38/BOE. Oil realizations are expected to approximate 93% of Brent for the remaining 9 months of 2014e. e = estimate. See Cautionary Statement.

Oil & Natural Gas Hedging Positions

Oil Hedges Indexed to Brent

2Q-4Q 2014


Puts
75k Bbls/d
$90 floor
$70 limit
$5.74 ADP
30k Bbls/d
$95 floor
$75 limit
$6.09 ADP
5k Bbls/d
$100 floor
$80 limit
$7.11 ADP
Unhedged
10%

122 MBbls/d*

2015


Unhedged
34%
Puts
84k Bbls/d
$90 floor
$70 limit
$6.89 ADP

127 MBbls/d*

Natural Gas Hedges Indexed to Henry Hub

2Q-4Q 2014

Swaps – 100,000 MMBtu/d
@ $4.09
~60% Unhedged

2015

No Hedges

NOTE: As of March 31, 2014; ADP = average deferred premium.
** Estimated production for oil. See Cautionary Statement.*

FREEPORT-MCMORAN

STRENGTH IN RESOURCES

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2014e-2021e*

2014e – 2018e PT-FI Share
Total: 5.6 billion lbs copper
Annual Average: 1.12 billion lbs

2014e – 2018e PT-FI Share
Total: 8.1 million ozs gold
Annual Average: 1.62 million ozs



Copper, billion lbs
Gold, million ozs
0.9
1.5
1.2
1.3
1.5
3.0
1.0
1.1
1.0
1.2
1.2
1.5
2014e
2015e
2016e
2017e
2018e
2018e-2021e Annual Average

** Copper and gold sales estimates assume no changes to PT-FI's planned concentrate shipments. FCX will update its outlook as export approvals are obtained.*

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

e = estimate. Amounts are projections; see Cautionary Statement.

PT Freeport Indonesia

Grasberg Minerals District

Life-of-Mine Production Sequencing*


Grasberg Open Pit
206mm mt
0.95% Cu & 1.06 g/t Au
DOZ
152mm mt
0.56% Cu & 0.73 g/t Au
Big Gossan
54mm mt
2.22% Cu & 0.97 g/t Au
Deep MLZ
526mm mt
0.83% Cu & 0.70 g/t Au
Grasberg UG
1,000mm mt
1.02% Cu & 0.78 g/t Au
Kucing Liar
420mm mt
1.24% Cu & 1.07 g/t Au
COW Term, including extensions
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
2042


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

* *aggregate reserves (tonnes and grades) at 12/31/2013*